                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 17, 2004

                              Datatec Systems, Inc.
             (Exact name of registrant as specified in its chapter)

             Delaware                  000-20688              94-2914253
             --------                  ---------              ----------
   (State or other jurisdiction       (Commission            (IRS Employer
         of incorporation)            File Number)        Identification No.)

    23 Madison Road, Fairfield, New Jersey                 07004
    --------------------------------------                 -----
   (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (973) 808-4000

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On March 17, 2004, Datatec Systems, Inc. (the "Company") announced the appointment of Rod Dorsey as Chief Financial Officer of the Company and the
appointment of Eisner LLP as its independent accountant. The Company further announced that Eisner LLP was reviewing the Company's interim financial statements for the periods ended October 31, 2003 and January 31, 2004 and that the Company's quarterly reports for those periods would be filed upon the completion of such reviews. The full text of the press release is attached as an exhibit to this Current Report on Form 8-K.

On March 23, 2004, the Company announced that it had been notified by the Nasdaq
Listing Qualifications Panel of its decision to delist the Company's common stock from the Nasdaq SmallCap Market effective with the open of business on
March 25, 2004. The Company further announced that based on current market maker activity and other current information, the Company believed it would continue to have a market for its stock, which would trade on the National Quotation
Bureau's Pink Sheets, and would seek to arrange for one or more market makers to quote its common stock on the Pink Sheets quotation service. The full text of the press release is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

        EXHIBIT                 DESCRIPTION OF DOCUMENT

        99.1                    Press Release dated March 17, 2004
        99.2                    Press Release dated March 23, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 17, 2004, the Company issued a press release by which it announced that it expected losses for the fiscal quarter ended October 31, 2003 to be substantially greater than the previously announced estimate of $10 million. The full text of the press release is attached as an exhibit to this Current Report on Form 8-K.

The information furnished pursuant to this Current Report on Form 8-K, including the exhibit hereto, shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the
Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DATATEC SYSTEMS, INC.
                                          (Registrant)

Date:  March 24, 2004                  /s/ Richard K. Davis
                                       ------------------------------------
                                       Richard K. Davis, Vice President
                                       and General Counsel
                                       (signature)*

*Print name and title of the signing officer under his signature.